Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

UPHOLDINGS® Compound KingsTM ETF

Ticker Symbol: KNGS

Listed on Cboe BZX Exchange, Inc.

February 28, 2022

Supplement to the

Summary Prospectus and Prospectus both dated January 31, 2022

The Summary Prospectus and Prospectus is hereby amended and supplemented with the following updated Annual Fund Operating Expenses table and Example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1

Management Fee	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.37%
Total Annual Fund Operating Expenses	0.97%
Fees Waived and/or Expenses Reimbursed[2]	(0.37%)
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses[2]	0.60%

[1]	The expense information in the table has been restated to reflect current estimates of the Acquired Fund Fees and Expenses (“AFFE”). AFFE are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Previously, the Fund incurred 0.37% of AFFE for the fiscal year ended September 31, 2021, and 0.04% for the period of October 1, 2021 through February 28, 2022.

[2]	The Adviser has contractually agreed to waive receipt of its management fees and/or assume expenses of the Fund to the extent necessary to offset AFFE so that the total annual operating expenses of the Fund (excluding payments under the Fund’s Rule 12b-1 distribution and service plan (if any), brokerage expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses) do not exceed 0.60% of the Fund’s average daily net assets. This agreement is in effect until January 31, 2024, and it may be terminated before that date only by a majority vote of the “non-interested” trustees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example reflects the Fund’s contractual expense limitation agreement only for the term of the contractual expense limitation agreement. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	10 Years
$61	$272	$500	$1,156

The Prospectus is further amended and supplemented with the following disclosure to be included under the heading “Fund Management”.

Investment Adviser

Empowered Funds, LLC acts as the Fund’s investment adviser. The Adviser is located at 19 East Eagle Road, Havertown, PA 19083 and is wholly-owned by Alpha Architect LLC. The Adviser is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940 and provides investment advisory services solely to the Fund and other exchange-traded funds. The Adviser was founded in October, 2013.

The Adviser is responsible for overseeing the management and business affairs of the Fund, and has discretion to purchase and sell securities in accordance with the Fund’s objectives, policies and restrictions. The Adviser continuously reviews, supervises and administers the Fund’s investment programs pursuant to the terms of investment advisory agreement (the “Advisory Agreement”) between the Trust and the Adviser. During the fiscal period December 30, 2020, through September 30, 2021, the aggregate advisory fee paid the Adviser was $47,609. The Adviser is entitled to receive the following Advisory Fee: 0.60% (annual rate as a percentage of average daily net assets). The Adviser has contractually agreed to waive its management fee to the extent necessary to offset all or portion of acquired fund fees and expenses. The Fee Waiver Agreement will remain in place until January 31, 2024 unless terminated sooner by the Trustees.

The Adviser (or an affiliate of the Adviser) bears all of the Adviser’s own costs associated with providing these advisory services and all expenses of the Fund, except for the fee payment under the Advisory Agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan (the “Plan”), brokerage expenses, acquired fund fees and expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses.

The Advisory Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice, and that it shall be automatically terminated if it is assigned.

Please retain this Supplement with your Prospectus and Statement of Additional Information.